                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement"), dated as of July 21, 2003, is entered into by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Parent"), and the individuals and other parties listed on Schedule A hereto (each, a "Stockholder", and collectively, the "Stockholders").

         WHEREAS, the Stockholders beneficially own in the aggregate 9,537,011 outstanding shares of common stock, par value $.01 per share, of Neuberger Berman Inc., a Delaware corporation (the "Company") (together with any shares of common stock of the Company acquired by the Stockholder after the date hereof being collectively referred to herein as the "Shares");

         WHEREAS, the Stockholders are parties to the Stockholders Agreement (the "Company Stockholders Agreement"), dated as of August 2, 1999, by and among the Company, the Principals (as defined therein) and the Family Affiliates (as defined therein), pursuant to which the Stockholders are subject to various agreements with respect to the voting of certain of their Shares, as set forth opposite such Stockholder's name on Schedule A hereto in the column titled "Number of Founder Shares Owned" (such Shares sometimes referred to herein as "Founder Shares", any other Shares subject to this Agreement sometimes referred to herein as "Other Shares");

         WHEREAS, Parent, Ruby Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"); and

         WHEREAS, each Stockholder has agreed to enter into this Agreement in order to induce Parent, the Company and Merger Sub to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement.

         NOW, THEREFORE, in consideration of Parent's, the Company's and Merger Sub's entering into the Merger Agreement and of the mutual covenants and agreements contained herein and other good and valuable consideration, the adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.

         SECTION 2. Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to Parent as follows:

                    2.1 Title to the Shares. Such Stockholder is the beneficial owner of, and has good and marketable title to, the number of shares of Company Common Stock equal to the sum of the Founder Shares and Other Shares, if any, set forth opposite the name of such Stockholder on Schedule A hereto, which as of the date hereof constitutes all of the shares of Company Common Stock, or any other securities convertible into or exercisable for any shares of Company Common Stock (other than employee stock options to purchase Company Common Stock held by such Stockholder and shares issuable after the date hereof upon the exercise of such options) owned beneficially by such Stockholder and its respective Affiliates (all collectively being "Company Securities"). Except as provided for in the Company Stockholders Agreement, such Stockholder has the exclusive power to dispose of such shares or to vote such shares on all matters submitted to holders of shares of Company Common Stock. Such Stockholder and its respective Affiliates do not have any rights of any nature to acquire any additional Company Securities. Except for the Company Stockholders Agreement, such Stockholder owns all of such shares of Company Common Stock free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, restrictions, charges, proxies and other encumbrances of any nature, and has not appointed or granted any proxy, which appointment or grant is still effective, with respect to any of such shares of Company Common Stock owned by them.

                    2.2 Organization. Such Stockholder (if an entity) is duly organized, validly existing, and in good standing under the laws of the state of its incorporation, formation or organization.

                    2.3 Authority Relative to this Agreement. Such Stockholder has the legal capacity (in the case of Stockholders that are natural persons), and all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Stockholder (in the case of Stockholders that are not natural persons). This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms,
(i) except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) subject to general principles of equity.

                    2.4 No Conflict. The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any other Person by such Stockholder; (b) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation, by-laws or analogous documents of such Stockholder (other than Stockholders that are natural persons) or any other agreement to which such Stockholder is a party, including any voting agreement, stockholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license; or (c) conflict with or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to such Stockholder's property or assets.

         SECTION 3. Covenants of Stockholder.

                    3.1 Restriction on Transfer. Each Stockholder hereby covenants and agrees that prior to the termination or expiration of this Agreement, except as otherwise specifically contemplated by this Agreement and except for the Company Stockholders Agreement, such Stockholder shall not, and shall not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant any proxy to, deposit any Shares into a voting trust, enter into a voting trust agreement or create or permit to exist any additional security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares, and except, in the case of the Stockholders, for transfers of Shares to the Company pursuant to the Company's repurchase right contained in the Company Stockholders Agreement.

                    3.2 Additional Shares. Prior to the termination of this Agreement, each Stockholder will promptly notify Parent of the number of any new shares of Company Common Stock or any other Company Securities acquired directly or beneficially by such Stockholder, if any, after the date hereof. Any such shares shall become "Shares" within the meaning of this Agreement.

                    3.3 Nonsolicitation. Prior to the termination of this Agreement, such Stockholder shall not, and shall not authorize, instruct, or knowingly permit any trustees, investment bankers, attorneys, accountants, consultants and other agents, advisors or intermediaries (collectively, "Representatives") of such Stockholder to, directly or indirectly, (i) solicit, encourage or initiate or facilitate any inquiry, proposal or offer with respect to any Acquisition Proposal or (ii) except as the Company may be permitted pursuant to the Merger Agreement, engage in any negotiations or discussions concerning, or furnish to any person any non-public information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes or may be reasonably expected to lead to, any Acquisition Proposal.

                    3.4 Notice. If any Person makes a proposal or inquiry or contacts any Stockholder relating to the acquisition of beneficial ownership of any Shares, such Stockholder will promptly notify Parent in writing of the identity of the person and the material terms and conditions of such proposal, inquiry or contact. Such Stockholder shall keep Parent reasonably apprised of any material development with respect to such proposal. Such Stockholder shall, and shall cause its Representatives to, cease immediately and cause to be terminated all existing discussions or negotiations, if any with any persons, conducted heretofore with respect to, or that could reasonably be expected to lead to any Acquisition Proposal. Notwithstanding the foregoing, the terms of this Section 3.4 shall be subject to Section 11.10 herein.

                    3.5 Appraisal Rights. Each Stockholder hereby irrevocably waives any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have, and agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company or any of its subsidiaries (or any of their respective successors) relating to the negotiation, execution and delivery of this Agreement or the Merger Agreement or the consummation of the Merger or any of the other transactions contemplated hereby or thereby.

         SECTION 4. Voting Agreement; Proxy.

                    4.1 Voting Agreement. Each Stockholder hereby agrees that prior to the termination of this Agreement, at any meeting of the stockholders of the Company, however called, in any action by written consent of the stockholders of the Company, or in any other circumstances upon which such Stockholder's vote, consent or other approval is sought, such Stockholder shall vote the Other Shares owned beneficially or of record by such Stockholder:

                        (a)  in favor of adoption of the Merger Agreement and

         approval of the terms thereof and of the Merger and each of the other transactions contemplated thereby;

                        (b) against any action or agreement that Parent has provided such Stockholder with advance written notice is or would be reasonably likely to result in any conditions to the Company's obligations under the Merger Agreement not being fulfilled or would result in or would reasonably be likely to result in a breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement;

                        (c)  against any Acquisition Proposal;

                        (d) against any amendments to the certificate of incorporation or by-laws of the Company; and

                        (e) against any other action or agreement that is intended, or would reasonably be expected, to impede, interfere with, delay or postpone the Merger or the transactions contemplated thereby or change in any manner the voting rights of any class of stock of the Company.

               Each Stockholder hereby agrees that prior to the termination of this Agreement, at any Preliminary Vote (as defined in the Company Stockholders Agreement) of the Stockholders pursuant to the terms of the Company Stockholders Agreement, such Stockholder shall vote such Stockholder's Founder Shares in the same manner required by Sections 4.1(a), (b), (c), (d) and (e) above. Each Stockholder hereby further covenants and agrees to vote such Stockholder's Founder Shares at any full meeting of the Company's stockholders, in accordance with the results of the applicable Preliminary Vote (as defined in the Company Stockholders Agreement) in accordance with Article II of the Company Stockholders Agreement.

                    4.2 Grant of Proxy.

                        (a) Except as provided for in the Company Stockholders Agreement, each Stockholder hereby irrevocably grants to and appoints, Parent and each of its designees (the "Authorized Parties" and each an "Authorized Party"), and each of them individually as such Stockholder's proxy and attorney-in-fact (with full power of substitution) for and in the name, place and stead of such Stockholder, to vote the Other Shares or execute one or more written consents or approvals in respect of the Other Shares:

                                (1) in favor of the Merger and the adoption of
                    the Merger Agreement and the approval of its terms;

                                (2) against any action or agreement that would
                    result in a breach of any representation, warranty, covenant, agreement or any other obligation of the Company under the Merger;

                                (3) against any Acquisition Proposal;

                                (4) against any amendment to the certificate of
                    incorporation or by-laws of the Company; and

                                (5) against any other action or agreement that
                    is intended, or would reasonably be expected, to impede, interfere with, delay or postpone the Merger or the transactions contemplated thereby or change in any manner the voting rights of any class of stock of the Company.

             In connection with any Preliminary Vote (as defined in the Company Stockholders Agreement), each Stockholder hereby irrevocably grants to and appoints, the Authorized Parties, and each of them individually as such Stockholder's proxy and attorney-in-fact (with full power of substitution) for and in the name, place and stead of such Stockholder, to vote the Founder Shares or execute one or more written consents or approvals in respect of Founder Shares in the same manner required by Sections 4.2(a)(1), (2), (3), (4) and (5) above.

                           (b) Each Stockholder hereby ratifies and confirms that the irrevocable proxy set forth in this Section 4.2 is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of such Stockholder's duties in accordance with this Agreement. Each Stockholder hereby further ratifies and confirms that the irrevocable proxy granted hereby is coupled with an interest and may under no circumstances be revoked, except as otherwise provided in this Agreement. Such irrevocable proxy shall be valid until termination of this Agreement.

                    4.3 Other Voting. Each Stockholder shall vote on all issues other than those specified in this Section 4 that may come before a meeting of the stockholders of the Company in its sole discretion, provided that such vote does not contravene the provisions of this Section 4.

         SECTION 5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:

                    5.1 Organization. Parent is duly organized, validly\ existing, and in good standing under the laws of Delaware.

                    5.2 Authority Relative to this Agreement. Parent has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this

Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Parent. This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, (i) except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) subject to general principles of equity.

                    5.3 No Conflict. The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not, (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any other Person by Parent, except for filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement; (b) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation or by-laws of Parent or any other agreement to which such Parent is a party; or (c) conflict with or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Parent or to Parent's property or assets.

         SECTION 6. Further Assurances. Each Stockholder shall, at the reasonable request of Parent from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement.

         SECTION 7. Stop Transfer Order. In furtherance of this Agreement, concurrently herewith each Stockholder shall and hereby does authorize Parent to notify the Company's transfer agent that there is a stop transfer order with respect to all Shares (and that this Agreement places limits on the voting and transfer of the Shares). Each Stockholder further agrees to cause the Company not to register the transfer of any certificate representing any of the Shares unless such transfer is made in accordance with the terms of this Agreement.

         SECTION 8. Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding on any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock or other voting securities of the Company, the number of Shares shall be deemed adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other Company Securities issued to or acquired by a Stockholder.

         SECTION 9. No Termination or Closure of Trusts. Unless, in connection herewith, the Shares held by any trust which are presently subject to the terms of this Agreement are transferred upon termination to one or more Stockholders and remain subject in all respects to the terms of this Agreement, the Stockholders who are trustees shall not take any action to terminate, close or liquidate any such trust and shall take all steps necessary to maintain the existence thereof at least until the first to occur of (i) the Effective Time of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms.

         SECTION 10. Termination. This Agreement shall automatically terminate and no party shall have any rights or obligations hereunder upon the first to occur of (a) the Effective Time; (b) the termination of the Merger Agreement; or
(c) with respect to any Stockholder, any amendment to the Merger Agreement that
(i) is material and adverse to such Stockholder and (ii) is executed subsequent to the date of this Agreement, provided that the provisions of Section 11 hereof shall survive any such termination.

         SECTION 11. Miscellaneous.

                     11.1 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

                     11.2 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. In addition and notwithstanding any prior agreement of the parties to the contrary, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Delaware or of the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Delaware or the Court of Chancery of the State of Delaware.

                     11.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among such parties with respect to the subject matter hereof.

                     11.4 Assignment. Without the prior written consent of the other party to this Agreement, no party may assign any rights or delegate any obligations under this Agreement. Any such purported assignment or delegation made without prior consent of the other party hereto shall be null and void.

                     11.5 Parties in Interest. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                     11.6 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                     11.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                     11.8 Several Obligations. Any representation, warranty, covenant or agreement made by a Stockholder herein shall be deemed to be joint and several with such Stockholder's Family Affiliates or Principal, as applicable. Each Stockholder shall cause such Stockholder's Family Affiliates or Principal, as applicable, to comply with the provisions of this Agreement. Notwithstanding anything to the contrary, the representations, warranties, covenants and agreements of a Stockholder shall be several and not joint with respect to other Stockholders who are not Family Affiliates or the Principal of such Stockholder. Without limiting the generality of the foregoing, under no circumstances shall any Stockholder have any liability or obligation with respect to any misrepresentation or breach of any covenant, duty or obligation of any other Stockholder, other than a Stockholder in respect of its affiliated Family Affiliates and/or Principal, as applicable. As used herein, the terms "Principal" and "Family Affiliates" have the meanings given to them in the Company Stockholders Agreement.

                     11.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt,
(b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.9):

         if to Parent:

                 Lehman Brothers Holdings Inc.
                 745 Seventh Avenue
                 New York, NY 10019
                 Attention:  David Goldfarb
                 Facsimile:  (212) 526-0974
                 Telephone:  (212) 526-7000

         with a copy to:

                 Simpson Thacher & Bartlett LLP
                 425 Lexington Avenue
                 New York, NY 10017

          Attention: John G. Finley, Esq.
                     Robert D. Goldbaum, Esq.
          Facsimile: (212) 455-2502
          Telephone: (212) 455-2000

     if to the Stockholders, at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

               11.10 Stockholder Capacity. No person executing this Agreement who is, or becomes during the term of this Agreement, a director or officer of the Company makes (or shall be deemed to have made) any agreement or understanding in this Agreement, including, without limitation, Sections 3.3 and 3.4, in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs this Agreement solely in his or her capacity as the beneficial owner of such Stockholder's Shares and nothing in this Agreement, including, without limitation, Sections 3.3 and 3.4, shall prevent or in any way limit such Stockholder from taking any action in his or her capacity as a director or officer of the Company. Notwithstanding the foregoing, nothing in this Section 11.10 shall prevent any Stockholder from performing his, her or its obligations under Sections 4.1 or 4.2.

               11.11 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

               11.12 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

               11.13 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                       [Rest of page intentionally blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first written above.

                               LEHMAN BROTHERS HOLDINGS INC.

                                /s/  Richard S. Fuld, Jr.
                               _____________________________________________
                               By: Richard S. Fuld, Jr.
                               Title: Chairman and Chief Executive Officer


                               STOCKHOLDERS

                                /s/  Jeffrey B. Lane
                               _____________________________________________
                               Jeffrey B. Lane

                                /s/  Robert Matza
                               _____________________________________________
                               Robert Matza

                                /s/  Marvin C. Schwartz
                               _____________________________________________
                               Marvin C. Schwartz


                               SCHWARTZ CS ASSOCIATES, L.P.
                                   By: Schwartz CS Associates, Inc., its General
                                       Partner

                               By: /s/  Marvin C. Schwartz
                                  _________________________________________
                                   Name: Marvin C. Schwartz
                                   Title: Authorized Officer


                               SCHWARTZ ES ASSOCIATES, L.P.
                                   By: Schwartz ES Associates, Inc., its General
                                       Partner


                               By:  /s/  Marvin C. Schwartz
                                  _________________________________________
                                   Name: Marvin C. Schwartz
                                   Title: Authorized Officer

                                /s/  Heidi L. Steiger
                               _____________________________________________
                               Heidi L. Steiger


                               STEIGER ASSOCIATES, L.P.
                                   By: Steiger Associates, Inc., its General
                                       Partner


                               By: /s/  Heidi L. Steiger
                                  _________________________________________
                                   Name: Heidi L. Steiger
                                   Title: Authorized Officer


                                /s/  Peter E. Sundman
                               _____________________________________________
                               Peter E. Sundman


                               SUNDMAN ASSOCIATES, L.P.
                                   By: Sundman Associates, Inc., its General
                                       Partner


                               By: /s/  Peter E. Sundman
                                  _________________________________________
                                   Name: Peter E. Sundman
                                   Title: Authorized Officer

                                /s/  Lawrence Zicklin
                               _____________________________________________
                               Lawrence Zicklin


                               ZICKLIN ASSOCIATES, L.P.
                                   By: Zicklin Associates, Inc., its General
                                       Partner


                               By: /s/  Lawrence Zicklin
                                  _________________________________________
                                   Name: Lawrence Zicklin
                                   Title: Authorized Officer

                                   SCHEDULE A

         Name and Address              Number of Founder Shares     Number of Other Shares
      of Founder Stockholder                    Owned                       Owned               Total Number of Votes
   ----------------------------        ------------------------     ----------------------      ---------------------
          Jeffrey B. Lane
     c/o Neuberger Berman Inc.                 522,704                     251,992                     774,696
         605 Third Avenue
        New York, NY 10158

           Robert Matza
     c/o Neuberger Berman Inc.
         605 Third Avenue                      313,426                     208,346                     521,772
        New York, NY 10158

        Marvin C. Schwartz
     c/o Neuberger Berman Inc.
         605 Third Avenue                    1,230,786/1/                       -0-                  1,230,786
        New York, NY 10158

   Schwartz ES Associates, L.P.
     c/o Neuberger Berman Inc.
         605 Third Avenue                    2,146,888                          -0-                  2,146,888
        New York, NY 10158

   Schwartz CS Associates, L.P.
     c/o Neuberger Berman Inc.
         605 Third Avenue                    2,146,889                          -0-                  2,146,889
        New York, NY 10158

         Heidi L. Steiger
     c/o Neuberger Berman Inc.
         605 Third Avenue                      509,102/2/                   94,455                     603,557
        New York, NY 10158

------------------

/1/ Excludes 2,146,888 Shares owned by Schwartz ES Associates, L.P. and 2,146,889 Shares owned by Schwartz CS Associates, L.P., in each case, with respect to which Mr. Schwartz has sole voting and investment control as sole stockholder of their respective general partner.

/2/ Excludes 95,626 Shares owned by Steiger Associates, L.P. with respect to which Ms. Steiger has sole voting and investment control as sole stockholder of its general partner.

Steiger Associates, L.P.
c/o Neuberger Berman Inc.
    605 Third Avenue                 85,626               10,000                 95,626
   New York, NY 10158

    Peter E. Sundman
c/o Neuberger Berman Inc.
    605 Third Avenue                126,221/3/           145,692                271,913
   New York, NY 10158

Sundman Associates, L.P.
c/o Neuberger Berman Inc.
    605 Third Avenue                190,436                2,000                192,436
   New York, NY 10158

    Lawrence Zicklin
c/o Neuberger Berman Inc.
    605 Third Avenue              1,177,736/4/             1,857              1,179,593
   New York, NY 10158

Zicklin Associates, L.P.
c/o Neuberger Berman Inc.
    605 Third Avenue                372,855/5/                -0-               372,855
   New York, NY 10158

---------------------

/3/ Excludes 192,436 Shares owned by Sundman Associates, L.P. with respect to which Mr. Sundman has sole voting and investment control as sole stockholder of its general partner.

/4/ Excludes 372,855 Shares owned by Zicklin Associates, L.P. with respect to which Mr. Zicklin has sole voting and investment control as sole stockholder of its general partner. These Shares are subject to the transfer restrictions contained in the Company Stockholders Agreement but are not subject to the voting requirements.

/5/ These Shares are subject to the transfer restrictions contained in the Company Stockholders Agreement but are not subject to the voting requirements.